MFS® BLENDED RESEARCH® SMALL CAP EQUITY PORTFOLIO	MFS® LIMITED MATURITY PORTFOLIO
MFS® CONSERVATIVE ALLOCATION PORTFOLIO	MFS® MID CAP VALUE PORTFOLIO
MFS® GLOBAL REAL ESTATE PORTFOLIO	MFS® MODERATE ALLOCATION PORTFOLIO
MFS® GROWTH ALLOCATION PORTFOLIO	MFS® NEW DISCOVERY VALUE PORTFOLIO
MFS® INFLATION-ADJUSTED BOND PORTFOLIO

Effective June 1, 2015, the Board appointed Brent H. Farmer to serve as Interim Chief Compliance Officer of the MFS Funds, to replace Timothy M. Fagan, who resigned effective May 31, 2015. All references and information related to Mr. Fagan are hereby deleted, and the following information is added to the chart in Appendix A - Trustees and Officers- Identification and Background:

Name, Age	Position(s) Held with Fund	Officer Since(1)	Number of MFS Funds for which the Person is an Officer(2)	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years(3)
Brent H. Farmer age 47	Interim Chief Compliance Officer	June 2015	135	Massachusetts Financial Services Company, Vice President and Director of Corporate Compliance

1015062                                                                                                                                                                   1                                                                                                       VIT3-APXA-SAI-SUP-060115